UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 31, 2000
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                 Date of report (Date of earliest event reported)

                                  REALCO, INC.
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            (Exact name of registrant as specified in its charter)


           New Mexico                   0-27552             85-0316176
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)


    1650 University Blvd., N.E., Suite 5-100,
           Albuquerque, New Mexico                                87102
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     (Address of principal executive offices)                   (Zip code)


                                  (505) 242-4561
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                (Registrant's telephone number, including area code)


                                 Not applicable
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                 (Former name, former address and former fiscal year,
                             if changed since last report)




ITEM 6.  Resignation of Registrant's Directors.

Effective December 31, 2000, Bill E. Hooten resigned as Executive Vice President and Director of the Company citing personal reasons. Mr. Hooten will continue to serve as President and Chief Executive Officer of Hooten/Stahl, Inc. (d.b.a. Prudential Preferred Properties, New Mexico) and Charter Building & Development Corp., which are wholly-owned subsidiaries of the Company. No disagreements exist between Mr. Hooten and the Company relating to operations, policies or practices which led to this resignati on.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REALCO, INC.

Date: January 4, 2001

               /s/ CHRIS A. BRUEHL
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               Chris A. Bruehl, Senior Vice-President
                and Chief Financial Officer